UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): March 18, 2011
Keynote Systems, Inc.
(Exact Name of the Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-27241 (Commission File Number)	94-3226488 (IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, California (Address of Principal Executive Offices)	94404 (Zip Code)
(650) 403-2400
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) Approval of an Amendment to the 1999 Employee Stock Purchase Plan and an Amendment to the 1999 Equity Incentive Plan.
As noted in Item 5.07 below, at the annual meeting of stockholders of Keynote Systems, Inc. (“Keynote”) held on March 18, 2011, stockholders approved an amendment to the 1999 Employee Stock Purchase Plan and an amendment to the 1999 Equity Incentive Plan.
More detailed summaries of the material terms of the amendment to the 1999 Employee Stock Purchase Plan and the amendment to the 1999 Equity Incentive Plan appear in Keynote’s Proxy Statement filed with the Securities and Exchange Commission on January 28, 2011, as amended on March 7, 2011, and are incorporated by reference herein. Those summaries are qualified in their entirety by reference to the 1999 Employee Stock Purchase Plan, as amended, and the 1999 Equity Incentive Plan, as amended, included as Appendix A and Appendix B to the Proxy Statement, as amended, and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     (a) Keynote held its Annual Meeting of Stockholders on March 18, 2011 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities and Exchange Act.
     (b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter and with respect to the election of directors were as indicated:
          (1) Holders of Keynote’s common stock voted to elect six directors, each to serve until his or her successor has been elected and qualified or until his or her earlier resignation or removal as follows:

Name	For	Withheld
Umang Gupta	12,422,011	170,762
Charles M. Boesenberg	12,446,735	146,038
Mohan Gyani	12,421,293	171,480
Jennifer M. Johnson	12,421,078	171,695
Raymond L. Ocampo Jr.	12,392,641	200,132
Deborah Rieman	12,421,228	171,545
          (2) Holders of Keynote’s common stock voted to approve, on an advisory basis, the compensation of its named executive officers:

Shares voted in favor:	12,292,781
Shares voted against:	245,413
Shares abstaining:	54,578
          (3) Holders of Keynote’s common stock voted, on an advisory basis, that the future advisory vote on the compensation of its named executive officers be held every year:

	One	Two	Three	Abstaining
Shares in favor:	8,015,739	323,375	4,242,585	3,440
          (4) Holders of Keynote’s common stock voted to approve the amendment to the 1999 Employee Stock Purchase Plan:

Shares voted in favor:	12,362,103
Shares voted against:	177,262
Shares abstaining:	53,409

          (5) Holders of Keynote’s common stock voted to approve the amendment to the 1999 Equity Incentive Plan:

Shares voted in favor:	11,334,102
Shares voted against:	1,247,551
Shares abstaining:	11,120
          (6) Holders of Keynote’s common stock voted to ratify the appointment of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending September 30, 2011:

Shares voted in favor:	14,299,085
Shares voted against:	20,878
Shares abstaining:	39,455

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.
Date: March 23, 2011	By:	/s/ Curtis H. Smith
Curtis H. Smith
Chief Financial Officer